Exhibit No. 10.2   Agreement for Non-Competition and Earn-Out Compensation
                   dated February 24, 2005



         AGREEMENT FOR NON-COMPETE AND EARN OUT SCHEDULE


This Agreement for Non-Competition and Earn-Out Compensation ("Agreement") is made February 24, 2005, by and among the following parties: DataLogic International, Inc., a Delaware corporation ("Parent"), and DataLogic New Mexico, Inc., a Delaware corporation("Purchaser") and I.S. Solutions LLC, a New Mexico limited liability company ("Seller") and Tony Grundler ("Managing Member"), David J. Heil ("Member") and Eric M. Siegel ("Member").

WHEREAS, Purchaser and Seller are parties to an Asset Purchase Agreement executed contemporaneously with this Agreement;

WHEREAS, the execution of this Agreement is a condition precedent to closing under the Asset Purchase Agreement between Purchaser and Seller; and

WHEREAS, Parent, Purchaser, Seller, Managing Member and Members desire to enter this Agreement, subject to the terms and conditions set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, Parent, Purchaser, Seller, Managing Member and Members agree as follows.

1. Parent and Purchaser agree to the terms of this Agreement, subject to closing under the Asset Purchase Agreement described in the recitals.

2. Seller, Managing Member and Members agree to the terms of this Agreement, subject to closing under the Asset Purchase Agreement described in the recitals.

3. Parent, Purchaser, Seller, and Managing Member or Member, as the case may be, shall each execute the Non-Competition Agreements attached hereto as
Exhibit 1 [Tony Grundler]; Exhibit 2 [Eric M. Siegel] and Exhibit 3 [David J. Heil].

4. Subject to closing under the Asset Purchase Agreement described in the recitals, Parent and Purchaser agree that the persons named below shall participate in the Earn Out Plan during the two years following the closing of the Asset Purchase Agreement. Moreover, each persons, participation percentage is set forth opposite their name below.

Tony Grundler (70%)
David J. Heil (22%)
Eric M. Siegel (8%)

5. Under the Earn Out Plan, the participants, as a group, may earn up to $400,000.00, payable in shares of restricted common stock of the Parent (the "Earn Out Payment"). The Earn Out Payment shall be made, if at all, within two years of the closing Asset Purchase Agreement and upon the achievement of certain post-closing revenue and net income before tax milestones. All parties understand and agree that both revenue and net income before tax targets must be met to earn any portion of the Earn Out Payment.

6. If the Purchaser reports revenue greater than $3,000,000 and net income before taxes greater than $100,000 at any point during any consecutive 12 months following the Closing, but still within 2 years of Closing, then 25% of the Earn Out Payment shall be earned and delivered to the persons in the proportions stated.

      If the Purchaser reports revenue greater than $3,500,000 and net income before taxes greater than $175,000 at any point during any consecutive 12 months following the Closing, but still within 2 years of Closing, then 50% of the Earn Out Payment shall be earned and delivered to the persons in the proportions stated.

      If the Purchaser reports revenue greater than $4,000,000 and net income before taxes greater than $250,000 at any point during any consecutive 12 months following the Closing, but still within 2 years of Closing, then 75% of the Earn Out Payment shall be earned and delivered to the persons in the proportions stated.

      If the Purchaser reports revenue greater than $5,000,000 and net income before taxes greater than $350,000 at any point during any consecutive 12 months following the Closing, but still within 2 years of Closing, then 100% of the Earn Out Payment shall be earned and delivered to the persons in the proportions stated.

      There shall be no obligation for the Earn Out Payment unless and until Purchaser meets the revenue and net income before taxes targets set forth above during the two years following the Closing.

8. Revenue and net income before taxes shall be calculated in accordance with generally accepted accounting principles applied upon a consistent basis and the final accounting information relied upon in preparing the audited financial statements of Parent and Purchaser shall be determinative for the purposes of this Agreement. In the event, Purchaser expands the marketing plan or budget for Purchaser during the term of this Agreement, then Tony Grundler and Parent will mutually agree on the revised operating budget for Purchaser. If a decision is made to front end load marketing expenses, these expenses will be allocated over a 2 to 4 year period depending upon the load amount, rather than expensed in a single accounting period. The purpose of the preceding sentence being to equitably adjust, to the extent possible, the targets for revenue and net income before taxes caused by a change in the marketing budget.

9. The table set forth below summarizes agreement and understanding by and among Parent, Purchaser, Seller, Managing Member and Members concerning the revenue and net income before tax required during the two years following closing.


                                                Net Income    Earn Out      % Profit
                                Revenue         Before Tax    Payment
-----------------------------------------------------------------------------------
Phase 1
-------

If the sales are equal to or
greater than $3 Mil and the net
income before tax is equal to
or greater than $100,000 then
the transfer of Parent Stock
will be made                    $ 3,000,000.00  $ 100,000.00  $ 100,000.00    3.33%

Phase 2
-------
If the sales are equal to or
greater than $3.5 Mil and the
net income before tax is equal
to or greater than $175 K then
the transfer of Parent Stock
will be made                    $ 3,500,000.00  $ 175,000.00  $ 100,000.00    5.00%


Phase 3
-------
If the sales are equal to or
greater than $4 Mil and the
net income before tax is equal
to or greater than $250 K then
the transfer of Parent Stock
will be made                    $ 4,000,000.00  $ 250,000.00  $ 100,000.00    6.25%


Phase 4
-------
If the sales are equal to or
greater than $5 Mil and the
net income before tax is equal
to or greater than $350 K then
the transfer of Parent Stock
will be made                    $ 5,000,000.00  $ 350,000.00  $ 100,000.00   7.00%




IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PARENT:
DATALOGIC INTERNATIONAL, INC., a Delaware corporation

      /s/ Keith C. Moore
By: _______________________
Name: Keith C. Moore
Title: Chief Executive Officer




PURCHASER:
DATALOGIC NEW MEXICO, INC., a Delaware corporation

     /s/ Keith C. Moore
By: _______________________
Name: Keith C. Moore
Title: President




SELLER:
I.S. SOLUTIONS, LLC, a New Mexico limited liability company


     /s/ Tony Grundler
By: _______________________
Name: Tony Grundler
Title: Managing Member




MANAGING MEMBER

      /s/ Tony Grundler
By: _______________________
Name: Tony Grundler




MEMBER

      /s/ Eric M. Siegal
By: _______________________
Name: Eric M. Siegel




MEMBER

      /s/ David J. Heil
By: _______________________
Name: David J. Heil



------------------------------------------------------------------------------

                            Exhibit 1
                    NON-COMPETITION AGREEMENT
                         [Tony Grundler]


THIS NON-COMPETITION AGREEMENT is made and entered into this 24th day of February, 2005 (this "Agreement"), between and among DataLogic International Inc., a Delaware corporation (the "Parent"), its wholly owned subsidiary, DataLogic New Mexico, Inc., a Delaware corporation (the "Purchaser"), I.S. Solutions LLC, a New Mexico limited liability company (the Seller) and Tony Grundler an individual residing in Albuquerque, New Mexico (the "Managing Member").

RECITALS:

A. Simultaneously with the execution of this Agreement, the Purchaser, the Seller, and the Managing Member have consummated the transactions contemplated by that certain Asset Purchase Agreement, dated February 24, 2005, (the "Asset Purchase Agreement"), among the Parent, the Purchaser, the Seller, and the Managing Member, providing for, among other things, the purchase by the Purchaser, and the sale by the Seller, of Seller's Business Agreements and Seller's Equipment, as defined in the Asset Purchase Agreement.

B. The Managing Member is the primary officer and director, and the majority member, of the Seller.

C. The execution and delivery of this Agreement is a condition to the consummation of the asset purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.      Period of Agreement.

The period of this Agreement shall commence on the date hereof and remain in effect through February 24, 2009 (the "Non-Compete Period").

2.      Compensation.

Simultaneously with the execution of this Agreement, the Purchaser has paid or become obligated to pay the amounts stated in the Asset Purchase Agreement.

The parties acknowledge and agree that the foregoing compensation paid or to be paid to the Managing Member is independent of the damages that the Purchaser may suffer in the event of any breach of this Agreement by the Managing Member and is not intended (and shall not be deemed or construed) to limit the amount of damages the Purchaser shall suffer or be entitled to recover in the event of any such breach.

3.     Covenant Not to Compete.

The Managing Member covenants and agrees that during the Non-Compete Period, the Managing Member shall not , without the prior written consent of the Purchaser, directly or indirectly, and whether as a principal or as an agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, otherwise assist in any manner (with or without any form of compensation), or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in a business competitive with the business conducted under the Seller's Business Agreements (the "Business") or a similar business of the Purchaser involving the business of information systems business providing services to Public Safety and Homeland Security organizations , within the State of New Mexico (the "Competitive Business"); provided, however, that the Managing Member may invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and ) such investment would not prevent, directly or indirectly, the transaction of business by the Purchaser or any affiliate of the Purchaser with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which the Managing Member is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which the Managing Member is in breach of the terms of this section.

It is understood by and between the parties hereto that the foregoing covenant by the Managing Member not to enter into competition with the Business or a similar business of the Purchaser is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of the Managing Member to comply with such covenant, the Purchaser would not have agreed to enter into this Agreement or the Asset Purchase Agreement. The Managing Member has independently consulted with the Managing Member's counsel and has been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the Business and the nature of the business conducted by the Purchaser and its affiliates. The Managing Member agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic or professional hardship on the Managing Member.

4.      Restrictions on Soliciting Business of the Purchaser.

Each of the Seller and the Managing Member further covenants and agrees that, during the Non-Compete Period, neither the Seller nor the Managing Member will, either for itself or himself or herself or for any other person or entity, directly or indirectly, engage in any of the following activities without the express prior written consent of the Purchaser:

(a) Solicit or hire any of the employees of the Purchaser or solicit or take away any of the Purchaser's customers, lessors, or suppliers or attempt any of the foregoing;

(b) Acquire or attempt to acquire rights providing any product or service in a Competitive Business within the territory described in Section 3 hereof; or

(c) Solicit or accept orders for services competitive to those previously provided or sold by the Seller in the Business from any then or previous customer of the Seller or the Business or otherwise induce or attempt to induce any such customer to reduce such customer's patronage of the business with the Purchaser or otherwise engage in any act which would interfere with or harm any business relationship the Purchaser has with any customer, lessor, employee, principal, or supplier.

5.     Specific Performance.

Without intending to limit the remedies available to the Purchaser, each of the Seller and the Managing Member acknowledges that the Purchaser will have no adequate remedies at law if the Seller or any Member violates the terms of
Section 3 or 4, hereof. In such event, each of the Seller and the Managing Member agrees that the Purchaser shall have the right, in addition to any other rights it may have (including, without limitation,) to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting the Purchaser from pursuing any other remedies available to the Purchaser (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from the Seller and the Managing Member and the right of recoupment set forth in the Asset Purchase Agreement. The provisions of this Section 5 shall survive the expiration, termination or cancellation of this Agreement.

6.     Attorneys Fees and Costs.

If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs, and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

7. Representations and Warranties of the Purchaser, the Seller, and the Managing Member.

(a) Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller and the Managing Member that: (I) the Purchaser has all requisite power to enter into and perform the Purchaser's obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Purchaser; (iii) the execution of this Agreement by the Purchaser and performance of the Purchaser's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of the Purchaser.

(b) Representations and Warranties of the Seller and the Managing Member. The Seller and the Managing Member hereby jointly and severally represent and warrant to the Purchaser that: (I) the Seller and the Managing Member have the capacity and power to enter into and perform their obligations under this Agreement; (ii) the Seller and the Managing Member have duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of the Seller and the Managing Member hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of the Seller and the Managing Member.

8.      General Provisions.

(a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.

(b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of New Mexico without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

(c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in New Mexico having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

(d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in writing, signed by authorized representatives of both parties.

(e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. No party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party or parties, and any such attempted assignment will be void; provided, however, that the Purchaser may assign this Agreement without the prior written consent of the Seller or the Managing Member.

(f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

(g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.

(h) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

To the Parent or Purchaser:

DataLogic International Inc.
18301 Von Karman, Suite 250
Irvine, CA 92612
Irvine, California
Keith Moore, CEO

To the Seller or the Member:

I.S. Solutions, LLC
2410 San Mateo Place, NE
Albuquerque, NM 87110
Attn: Tony Grundler

(j) Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have caused this Non-Competition Agreement to be executed by their respective representatives as of the day and year first above written.


"PARENT"
DataLogic International Inc.
A Delaware corporation

By:    /s/ Keith C. Moore
Name:  Keith C Moore
Title: CEO




"PURCHASER"
DataLogic New Mexico Inc.
A Delaware corporation

By:   /s/ Keith C Moore
Name: Keith C Moore
Title: CEO




"SELLER"
I.S. Solutions LLC
A New Mexico limited liability corporation

By:   /s/ Tony Grundler
Name: Tony Grundler
Title: Managing Member




"MANAGING MEMBER"

By:   /s/ Tony Grundler
Name: Tony Grundler




------------------------------------------------------------------------------

                            Exhibit 2

                LIMITED NON-COMPETITION AGREEMENT
                         [Eric M. Siegel]


THIS LIMITED NON-COMPETITION AGREEMENT is made and entered into this 24th day of February, 2005 (this "Agreement"), between and among DataLogic International Inc., a Delaware corporation (the "Parent"), its wholly owned subsidiary, DataLogic New Mexico, Inc., a Delaware corporation (the "Purchaser"), I.S. Solutions LLC, a New Mexico limited liability company (the Seller) and Eric M. Siegel an individual residing in Albuquerque, New Mexico (the "Member").

RECITALS:

A. Simultaneously with the execution of this Agreement, the Purchaser, the Seller, and the Member have consummated the transactions contemplated by that certain Asset Purchase Agreement, dated February 24, 2005, (the "Asset Purchase Agreement"), among the Parent, the Purchaser, the Seller, and the Member, providing for, among other things, the purchase by the Purchaser, and the sale by the Seller, of Seller's Business Agreements and Seller's Equipment, as defined in the Asset Purchase Agreement.

B. The Member is a minority owner of a limited liability company membership interest in the Seller.

C. The execution and delivery of this Agreement is a condition to the consummation of the asset purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.      Period of Agreement.

The period of this Agreement shall commence on the date hereof and remain in effect through February 24, 2007 (the "Non-Compete Period").

2.      Compensation.

Simultaneously with the execution of this Agreement, the Purchaser has paid or become obligated to pay the amounts stated in the Asset Purchase Agreement.

The parties acknowledge that any breach of this Agreement by the Member may cause damage to Purchaser, which entitles it to seek judicial relief and that the amount of damages may be difficult to ascertain. The parties therefore agree that liquidated damages may be payable, at the election of the Purchaser, in addition to the equitable relief described in paragraph 5. However, the parties agree that the amount of liquidated damages cannot exceed the amount paid to the Member under the Asset Purchase Agreement, upon a determination in an Arbitration Proceeding that the Member breached this Agreement.

3.      Limited Covenant Not to Compete.

It is understood that Member is a minority Member of Seller and that Member owns and operates Advanced Presentation Systems ("APS") which is engaged in the audio visual industry, which includes the designs, sales, services, installation and control of all audio and visual equipment, including conference room design, video teleconferencing, audio teleconferencing, control systems, display products, video, plasma and other projection monitors, audio and video switching equipment, complete system integration with and without existing hardware and integrating IT based products to the audiovisual installation, and other state of the art technological innovations related to visual or audio presentations for commercial, individual, governmental, and educational customers. APS's current services include the ancillary use of information systems and web based control to the extent necessary to implement a complete audiovisual installation. (these services
and goods are collectively defined as "Video Systems").    APS is a
sub-contractor of Seller and APS and Purchaser will continue the relationship on similar terms as with Seller as follows: APS will provide Video Systems under Purchaser's contracts (including, Seller's Business Agreements) with the State of New Mexico and in exchange Purchaser shall charge APS a fee equal to five percent (5%) of Video Systems sales made under the contracts with the State of New Mexico.

The Member covenants and agrees that during the Non-Compete Period, the Member will continue to provide Video Systems that he has delivered in the past, as reflected by paid invoices issued by APS. Member shall not, without the prior written consent of the Purchaser, directly or indirectly, and whether as a principal or as an agent, officer, director, employee, alone or in association with any other person, carry on, be engaged, concerned, or take part in, own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person who is engaged in business other than Video Systems competitive with the business conducted by either (1) the Seller immediately prior to the Asset Purchase Agreement or (2) Purchaser, including that portion of the business involving information systems providing services to Public Safety and Homeland Security organizations, within the State of New Mexico (the "Competitive Business"). The Member may invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and ) such investment would not prevent, directly or indirectly, the transaction of business by the Purchaser or any affiliate of the Purchaser with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice.

It is understood by and between the parties hereto that the foregoing covenant by the Member not to enter into competition with the Competitive Business of the Purchaser is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of the Member to comply with such covenant, the Purchaser would not have agreed to enter into this Agreement or the Asset Purchase Agreement. The Purchaser agrees the Member may continue in the business of Video Systems. The Member has independently consulted with the Member's counsel and has been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the Competitive Business. The Member agrees that such covenant is reasonable in scope (the Competitive Business, excepting Video Systems), geographic area (New Mexico), and duration (two years), and that compliance with such covenant would not impose an undue economic or professional hardship on the Member.

4.      Restrictions on Soliciting Business of the Purchaser.

Each of the Seller and the Member further covenants and agrees that, during the Non-Compete Period, neither the Seller nor the Member will, either for itself or himself or for any other person or entity, directly or indirectly, engage in any of the following activities without the express prior written consent of the Purchaser:

(a) Solicit or hire any of the employees of the Purchaser or solicit or take away any of the Purchaser's customers, lessors, or suppliers or attempt any of the foregoing;

(b) Acquire or attempt to acquire rights providing any product or service in the Competitive Business within New Mexico other than Video Systems; or

(c) Solicit or accept orders for services competitive to those previously provided or sold by the Seller in the Competitive Business other than Video Systems from any customer of the Purchaser or Seller or otherwise induce or attempt to induce any such customer to reduce such customer's patronage of the Competitive Business with the Purchaser or otherwise engage in any act which would interfere with or harm any business relationship the Purchaser has with any customer, lessor, employee, principal, or supplier.

5.      Specific Performance.

Without intending to limit the remedies available to the Purchaser, the Seller and the Member acknowledge that the Purchaser will have no adequate remedies at law if the Seller or the Member violates the terms of Section 3 or 4, hereof. In such event, each of the Seller and the Member agrees that the Purchaser shall have the right, in addition to any other rights it may have (including, without limitation,) to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof.
Nothing herein shall be construed as prohibiting the Purchaser from pursuing any other remedies available to the Purchaser (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from the Seller and the Member and the right of recoupment set forth in the Asset Purchase Agreement. The provisions of this
Section 5 shall survive the expiration, termination or cancellation of this Agreement.

6.      Arbitration.

Any and all disagreements, disputes or claims listed below will be resolved exclusively by arbitration in Albuquerque, New Mexico. Arbitration will be conducted under the Employment Dispute Resolution Rules of the American Arbitration Association. A legal judgment based upon the Arbitrator's award may be entered in any court having jurisdiction over the matter. The parties agree to arbitrate anything:

a. related in any way to the validity of this Agreement or how it is interpreted or implemented; and

b. that involves any dispute arising under local, state or federal statutory or common law regarding the breach of this Agreement by either party.

7. Representations and Warranties of the Purchaser, the Seller, and the Member.

(a) Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller and the Member that: (I) the Purchaser has all requisite power to enter into and perform the Purchaser's obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Purchaser; (iii) the execution of this Agreement by the Purchaser and performance of the Purchaser's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of the Purchaser.

(b) Representations and Warranties of the Seller and the Member. The Seller and the Member hereby jointly and severally represent and warrant to the Purchaser that: (I) the Seller and the Member have the capacity and power to enter into and perform their obligations under this Agreement; (ii) the Seller and the Member have duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of the Seller and the Member hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of the Seller and the Member.

8.      General Provisions.

(a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.

(b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of New Mexico without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

(c) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in writing, signed by authorized representatives of both parties.

(d) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. No party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other parties, which consent cannot be unreasonably withheld. Any attempted assignment done without consent will be voidable. The Member specifically agrees to the assignment of this Agreement to a New Mexico corporation, DataLogic New Mexico, Inc. or other similar name, formed to cause Purchaser to have its corporate domicile in the State of New Mexico.

(e) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

(f) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible. The Purchaser may waive any provision of this Agreement upon the prior written approval of its CEO.

(g) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(h) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

To the Parent or Purchaser:
DataLogic International Inc.
18301 Von Karman, Suite 250
Irvine, CA 92612
Irvine, California
Keith C. Moore, CEO
Telephone: (949) 260-0120
Facsimile: (800) 549-3067


To the Seller or the Member:
I.S. Solutions, LLC
2410 San Mateo Place, NE
Albuquerque, NM 87110
Attn: Eric M. Siegel
505-821-5525 fax

(j) Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have caused this Non-Competition Agreement to be executed by their respective representatives as of the day and year first above written.



"PARENT"
DataLogic International Inc.
A Delaware corporation

By:   /s/ Keith C Moore
Name: Keith C. Moore
Title: CEO




"PURCHASER"
DataLogic New Mexico Inc.
A Delaware corporation

By:   /s/ Keith C. Moore
Name: Keith C. Moore
Title: CEO




"SELLER"
I.S. Solutions LLC
A New Mexico limited liability corporation

By:   /s/ Tony Grundler
Name: Tony Grundler
Title: Managing Member




"MEMBER"

By:   /s/ Eric Siegal
Name: Eric M. Siegel




-----------------------------------------------------------------------------


                            Exhibit 3
                    NON-COMPETITION AGREEMENT
                         [David J. Heil]


THIS NON-COMPETITION AGREEMENT is made and entered into this 24th day of February, 2005 (this "Agreement"), between and among DataLogic International Inc., a Delaware corporation (the "Parent"), its wholly owned subsidiary, DataLogic New Mexico, Inc., a Delaware corporation (the "Purchaser"), I.S. Solutions LLC, a New Mexico limited liability company (the Seller) and David
J. Heil, an individual residing in Albuquerque, New Mexico (the "Member").

RECITALS:

A. Simultaneously with the execution of this Agreement, the Purchaser, the Seller, and the Member have consummated the transactions contemplated by that certain Asset Purchase Agreement, dated February 24, 2005, (the "Asset Purchase Agreement"), among the Parent, the Purchaser, the Seller, and the Member, providing for, among other things, the purchase by the Purchaser, and the sale by the Seller, of Seller's Business Agreements and Seller's Equipment, as defined in the Asset Purchase Agreement.

B. The Member is the primary officer and director, and the majority member, of the Seller.

C. The execution and delivery of this Agreement is a condition to the consummation of the asset purchase contemplated by the Asset Purchase Agreement, and the parties are entering into this Agreement in order to fulfill such condition.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.      Period of Agreement.

The period of this Agreement shall commence on the date hereof and remain in effect through February 24, 2009 (the "Non-Compete Period"), or may be extended if Member is employed by or contracted by Parent or Purchaser.

2.      Compensation.

Simultaneously with the execution of this Agreement, the Purchaser has paid or become obligated to pay the amounts stated in the Asset Purchase Agreement.

The parties acknowledge and agree that the foregoing compensation paid or to be paid to the Member is independent of the damages that the Purchaser may suffer in the event of any breach of this Agreement by the Member and is not intended (and shall not be deemed or construed) to limit the amount of damages the Purchaser shall suffer or be entitled to recover in the event of any such breach.

3.      Covenant Not to Compete.

The Member covenants and agrees that during the Non-Compete Period, the Member shall not , without the prior written consent of the Purchaser, directly or indirectly, and whether as a principal or as an agent, officer, director, employee, consultant, or otherwise, alone or in association with any other person, carry on, be engaged, concerned, or take part in, render services to, otherwise assist in any manner (with or without any form of compensation), or own, share in the earnings of, or invest in the stock, bonds, or other securities of, any person which is engaged in a business competitive with the business conducted under the Seller's Business Agreements (the "Business") or a similar business of the Purchaser involving the business of information systems business providing services to Public Safety and Homeland Security organizations , within the State of New Mexico (the "Competitive Business"); provided, however, that the Member may invest in stock, bonds, or other securities of any Competitive Business (but without otherwise participating in the Competitive Business) if: (A) such stock, bonds, or other securities are listed on any national securities exchange or are registered under Section 12(g) of the Securities Exchange Act of 1934, as amended; (B) the investment does not exceed, in the case of any class of capital stock of any one issuer, two percent (2%) of the issued and outstanding shares, or, in the case of bonds or other securities of any one issuer, two percent (2%) of the aggregate principal amount thereof issued and outstanding; and ) such investment would not prevent, directly or indirectly, the transaction of business by the Purchaser or any affiliate of the Purchaser with any state, district, territory, or possession of the United States or any governmental subdivision, agency, or instrumentality thereof by virtue of any statute, law, regulation or administrative practice. The period of time during which the Member is prohibited from engaging in certain activities by this Section shall be extended by the length of time during which the Member is in breach of the terms of this section.

It is understood by and between the parties hereto that the foregoing covenant by the Member not to enter into competition with the Business or a similar business of the Purchaser is an essential element of this Agreement and the Asset Purchase Agreement and that, but for the agreement of the Member to comply with such covenant, the Purchaser would not have agreed to enter into this Agreement or the Asset Purchase Agreement. The Member has independently consulted with the Member's counsel and has been advised in all respects concerning the reasonableness and propriety of such covenant, with specific regard to the Business and the nature of the business conducted by the Purchaser and its affiliates. The Member agrees that such covenant is reasonable in scope, geographic area, and duration, and that compliance with such covenant would not impose economic or professional hardship on the Member.

4.      Restrictions on Soliciting Business of the Purchaser.

Each of the Seller and the Member further covenants and agrees that, during the Non-Compete Period, neither the Seller nor the Member will, either for itself or himself or herself or for any other person or entity, directly or indirectly, engage in any of the following activities without the express prior written consent of the Purchaser:

(a) Solicit or hire any of the employees of the Purchaser or solicit or take away any of the Purchaser's customers, lessors, or suppliers or attempt any of the foregoing;

(b) Acquire or attempt to acquire rights providing any product or service in a Competitive Business within the territory described in Section 3 hereof; or

(c) Solicit or accept orders for services competitive to those previously provided or sold by the Seller in the Business from any then or previous customer of the Seller or the Business or otherwise induce or attempt to induce any such customer to reduce such customer's patronage of the business with the Purchaser or otherwise engage in any act which would interfere with or harm any business relationship the Purchaser has with any customer, lessor, employee, principal, or supplier.

5.      Specific Performance.

Without intending to limit the remedies available to the Purchaser, each of the Seller and the Member acknowledges that the Purchaser will have no adequate remedies at law if the Seller or the Member violates the terms of
Section 3 or 4, hereof. In such event, each of the Seller and the Member agrees that the Purchaser shall have the right, in addition to any other rights it may have (including, without limitation,) to obtain in any court of competent jurisdiction specific performance of such Sections of this Agreement or injunctive relief to restrain any breach or threatened breach thereof. Nothing herein shall be construed as prohibiting the Purchaser from pursuing any other remedies available to the Purchaser (whether at law or in equity) for such breach or threatened breach, including, without limitation, the recovery of monetary damages from the Seller and the Member and the right of recoupment set forth in the Asset Purchase Agreement. The provisions of this
Section 5 shall survive the expiration, termination or cancellation of this Agreement.

6.      Attorneys Fees and Costs.

If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys fees, costs, and necessary expenses in addition to any other relief to which that party may be entitled. This provision is applicable to this entire Agreement.

7. Representations and Warranties of the Purchaser, the Seller, and the Member.

(a) Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Seller and the Member that: (I) the Purchaser has all requisite power to enter into and perform the Purchaser's obligations under this Agreement; (ii) this Agreement has been duly and validly authorized by all necessary corporate action on the part of the Purchaser; (iii) the execution of this Agreement by the Purchaser and performance of the Purchaser's obligations hereunder do not require the consent or approval of any other party; and (iv) this Agreement is a valid and binding obligation of the Purchaser.

(b) Representations and Warranties of the Seller and the Member. The Seller and the Member hereby jointly and severally represent and warrant to the Purchaser that: (i) the Seller and the Member have the capacity and power to enter into and perform their obligations under this Agreement; (ii) the Seller and the Member have duly and validly executed this Agreement; (iii) the execution of this Agreement and performance of obligations of the Seller and the Member hereunder do not require the consent or approval of any other party; and (iv) this Agreement constitutes a valid and binding obligation of the Seller and the Member.

8.      General Provisions.

(a) Compliance with Laws. The parties agree that they will comply with all applicable laws and regulations of government bodies or agencies in their respective performance of their obligations under this Agreement.

(b) Governing Law and Construction. This Agreement will be governed by and construed in accordance with the laws of the State of New Mexico without reference to its conflict-of-laws principles. This Agreement's final form resulted from review and negotiations among the parties and their attorneys, and no part of this Agreement should be construed against any party on the basis of authorship.

(c) Forum for Dispute Resolution. If any dispute arises among the parties concerning the interpretation or performance of any portion of this Agreement which the parties are unable to resolve themselves, and any party brings an action against any other party seeking a declaratory order, specific performance, damages, or any other legal or equitable relief based on this Agreement, the parties agree that the forum for any such action shall be an appropriate federal or state court in New Mexico having jurisdiction, agree that venue will be proper in such courts, and waive any objections based on inconvenience of the forum, and further agree that the prevailing party in any such action, as determined by the court, shall be awarded its reasonable attorneys' fees and costs in addition to any relief or judgment the court awards.

(d) Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties with respect to the subject matter contained herein and supersedes any previous oral or written communications, representations, understandings or agreements with respect thereto. The terms of this Agreement may be modified only in writing, signed by authorized representatives of both parties.

(e) Assignability. This Agreement will be binding upon the parties' respective successors and permitted assigns. No party may assign this Agreement and/or any of its rights and/or obligations hereunder without the prior written consent of the other party or parties, and any such attempted assignment will be void; provided, however, that the Purchaser may assign this Agreement without the prior written consent of the Seller or the Member.

(f) Waiver. A waiver of a breach or default under this Agreement will not constitute a waiver of any other breach or default. Failure or delay by either party to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition.

(g) Severability. If any provision of this Agreement is declared to be invalid, the parties agree that such invalidity will not affect the validity of the remaining provisions of this Agreement, and further agree, to the extent possible, to substitute for the invalid provision a valid provision that approximates the intent and economic effect of the invalid provision as closely as possible.

(h) Headings. The titles of the Sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

(i) Notice. Any notice, request, consent, demand or other communication required to be given under this Agreement will be in writing and will be given personally, by facsimile or by mailing the same, first-class, postage prepaid to the appropriate address and facsimile number set forth below or to such other person or at such other address as may hereafter be designated by like notice. Notices by mail will be considered delivered and become effective three days after the mailing thereof. All notices by facsimile will be considered delivered and become effective immediately upon the confirmed (by answer back or other tangible printed verification or successful receipt) sending thereof.

To the Parent or Purchaser:
DataLogic International Inc.
18301 Von Karman, Suite 250
Irvine, CA 92612
Irvine, California
Keith Moore, CEO

To the Seller or the Member:
I.S. Solutions, LLC
2410 San Mateo Place, NE
Albuquerque, NM 87110
Attn: David J. Heil

(j) Counterparts. This Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have caused this Non-Competition Agreement to be executed by their respective representatives as of the day and year first above written.


"PARENT"
DataLogic International Inc.
A Delaware corporation

By:   /s/ Keith C. Moore
Name: Keith C Moore
Title: CEO




"PURCHASER"
DataLogic New Mexico Inc.
A Delaware corporation

By:   /s/ Keith C. Moore
Name: Keith C Moore
Title: CEO




"SELLER"
I.S. Solutions LLC
A New Mexico limited liability corporation

By:    /s/ Tony Grundler
Name:  Tony Grundler
Title: Managing Member




"MEMBER"

By:   /s/ David J. Heil
Name: David J. Heil